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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                        ______________________________


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                               February 22, 1999
                     ------------------------------------
                                Date of Report
                       (Date of earliest event reported)


                              THE BOEING COMPANY
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            (Exact name of registrant as specified in its charter)

     Delaware                     1-442                         91-0425694
-------------------      -------------------------     -------------------------
  (State or Other          (Commission File No.)              (IRS Employer
  Jurisdiction of                                           Identification No.)
  Incorporation)

                         7755 East Marginal Way South
                           Seattle, Washington 98108
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         (Address of Principal Executive Offices, Including Zip Code)

                                (206) 655-2121
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             (Registrant's Telephone Number, Including Area Code)
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Item 5.  Other Events

      Pursuant to the Consent and Undertaking dated July 26, 1978, of The Boeing Company (the "Company"), the Company agreed to file a statement with the Securities and Exchange Commission (the "Commission") whenever the Company makes a change in its statement of policies and procedures as to the appointment of foreign sales consultants.

      The Company has revised its procedure establishing requirements of, and internal responsibilities for, the Company's process for doing business with foreign sales consultants. Significant changes implemented by the revised procedure include the following:

     1. Establishing the Chief Executive Officer as the final approval authority for all new appointments and for renewals and amendments of foreign sales consultant agreements that have significant changes in their terms;

     2. Establishing organizational responsibility for the procedure within the Company's Contracts departments in each of the Company's operating divisions (the "Groups");

     3. Delegating final approval authority for most renewals and amendments of foreign sales consultant agreements to the Group presidents; and

     4. Establishing senior executives committees in each of the Groups to conduct final reviews before proposed agreements with foreign sales consultants are sent to the Group president or the Chief Executive Officer for approval.

      The company-wide policy was revised in June 1998 and has not been further revised.

Item 7.  Financial Statements and Exhibits

      (a)  Financial statement of businesses acquired: not applicable

      (b)  Pro forma financial information: not applicable

      (c)  Exhibits:

            Exhibit No.                           Description

                99            Company Procedure 1557, Foreign Sales Consultants.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                         THE BOEING COMPANY


Dated: October 25, 1999                  By:  /s/ James C. Johnson
                                            ------------------------------------
                                                 James C. Johnson
                                             Vice President, Corporate Secretary
                                               and Assistant General Counsel

                                 EXHIBIT INDEX

  Exhibit No.                          Description

      99          Company Procedure 1557, Foreign Sales Consultants.

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